Date:  March 9, 2006

TO:    Perpetual Trustee Company Limited         Securitisation Advisory Services Pty. Limited
       as trustee of the Series Trust            Level 6
       Level 12                                  48 Martin Place
       123 Pitt Street                           Sydney NSW 2000
       Sydney  NSW  2000                         AUSTRALIA
       AUSTRALIA

       ATTENTION:  Manager, Securitisation       ATTENTION: Manager, Securitisation

MEDALLION TRUST SERIES 2006-1G

CONFIRMATION - CLASS A-1 CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the terms specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42
000 001 007 as trustee of the Medallion Trust Series 2006-1G (the "SERIES
TRUST").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of 13 March 2003, as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia ABN
48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited ABN 42 000 001 007
as trustee of, inter alia, the Series Trust ("PARTY B") and Securitisation
Advisory Services Pty Limited ABN 88 064 133 946 (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates the Definitions Schedule which forms part of, and is subject to, this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.    OUR REFERENCE:                    72281

2.    TRADE DATE:                       March 9, 2006

3.    EFFECTIVE DATE:                   Issue Date in respect of the Relevant
                                        Notes

4.    TERMINATION DATE:                 The earlier of:

                                        (a)   the date that the Relevant Notes
                                              have been redeemed in full in
                                              accordance with the Offered Note
                                              Conditions; and

                                        (b)   the Scheduled Maturity Date.

5.    FLOATING AMOUNTS

5.1   FLOATING AMOUNTS PAYABLE BY
      PARTY A (SUBJECT TO PARAGRAPH
      9 OF THIS CONFIRMATION):

(A)   Floating Rate Payer:              Party A

      Calculation Amount:               For each Floating Rate Payer Payment
                                        Date, the aggregate Invested Amount of
                                        the Relevant Notes as at the first day
                                        of the Calculation Period ending on but
                                        excluding that Floating Rate Payer
                                        Payment Date. The Calculation Amount for
                                        the initial Calculation Period will be
                                        USD2,000,000,000. The Calculation Amount
                                        will not ever exceed USD2,000,000,000
                                        for any Calculation Period (after taking
                                        into account any reductions in the
                                        aggregate Invested Amount of the
                                        Relevant Notes on that day).

      Floating Rate Payer Payment       Each Quarterly Distribution Date during
      Dates:                            the period commencing on and including
                                        14 June 2006 and ending on and including
                                        the Termination Date, subject to
                                        adjustment in accordance with the
                                        Following Business Day Convention

      Floating Rate Option:             USD-LIBOR-BBA except that:

                                        (a)   references to "London Banking
                                              Days" in section 7.1(a)(w)(xvii)
                                              and (xx) of the Annex (June 2000
                                              version) to the 2000 ISDA
                                              Definitions will be replaced with
                                              references to "Banking Days" as
                                              that expression is defined in the
                                              Offered Note Conditions;

                                        (b)   references to "Telerate Page 3750"
                                              in section 7.1(w)(xvii) of the
                                              Annex (June 2000 version) to the
                                              2000 ISDA Definitions will be
                                              replaced with references to "Class
                                              A-1 Rate Page" as that expression
                                              is defined in the Offered Note
                                              Conditions; and

                                        (c)   if USD-LIBOR-BBA cannot be
                                              determined in accordance with the
                                              2000 ISDA Definitions as varied
                                              above (including endeavouring to
                                              determine a rate under the
                                              definition of "USD-LIBOR-Reference
                                              banks" in section 7.1(w)(xx)), it
                                              will remain as the most recently
                                              determined rate obtained from a
                                              Rate Page for a preceding
                                              Calculation Period.

      Designated Maturity:              three months

      Spread:                           0.05%

      Floating Rate Day Count Fraction: Actual/360

      Reset Dates:                      The first day of each Calculation Period

      Compounding:                      Inapplicable

(B)   Class A-1 Unpaid Coupon Amount:   If on any Quarterly Distribution Date
                                        there is an A$ Class A-1 Unpaid Floating
                                        Amount, then on the Floating Rate Payer
                                        Payment Date which falls on that
                                        Quarterly Distribution Date, Party A
                                        will pay to Party B an amount calculated
                                        as follows:

                                                         LIBOR
                                        $US UC = $A UC x ----- x US$ Exchange
                                                         BBSW        Rate

                                        where:

                                        $US UC =    the amount to be paid by
                                                    Party A;

                                        $A UC =     the A$ Class A-1 Unpaid
                                                    Floating Payment in relation
                                                    to that Quarterly
                                                    Distribution Date;

                                        LIBOR =     the Floating Rate Option
                                                    under this paragraph 5.1 in
                                                    respect of the Reset Date
                                                    which is the same day as
                                                    that Floating Rate Payer
                                                    Payment Date;

                                        BBSW =      the Floating Rate Option
                                                    under paragraph 5.2 in
                                                    respect of the Reset Date
                                                    which is the same day as
                                                    that Floating Rate Payer
                                                    Payment Date.

5.2   FLOATING AMOUNTS PAYABLE BY
      PARTY B (SUBJECT TO PARAGRAPH 9
      OF THIS CONFIRMATION):

(A)   Floating Rate Payer:              Party B

      Calculation Amount:               For each Floating Rate Payer Payment
                                        Date, the A$ Equivalent of the aggregate
                                        Invested Amount of the Relevant Notes as
                                        at the first day of the Calculation
                                        Period ending on but excluding that
                                        Floating Rate Payer Payment Date

      Floating Rate Payer Payment       Each Quarterly Distribution Date during
      Dates:                            the period commencing on and including
                                        14 June 2006 and ending on and including
                                        the Termination Date, subject to
                                        adjustment in accordance with the
                                        Following Business Day Convention

      Floating Rate Option:             AUD-BBR-BBSW

      Designated Maturity:              three months

      Spread:                           0.1475%

      Floating Rate Day Count           Actual/365 (Fixed)
      Fraction:

      Reset Dates                       The first day of each Calculation Period

      Compounding:                      Inapplicable

(B)   A$ Class A-1 Unpaid Floating      If on any Quarterly Distribution Date
      Amount:                           there is an A$ Class A-1 Unpaid Floating
                                        Amount, then on the Floating Rate Payer
                                        Payment Date which falls on that
                                        Quarterly Distribution Date Party B will
                                        pay to Party A the A$ Class A-1 Unpaid
                                        Floating Payment in relation to that
                                        Quarterly Distribution Date.

5.3   NO LIMIT TO RIGHTS:               Nothing in paragraphs 5.1(b) or 5.2(b)
                                        is to be construed as limiting Party A's
                                        or Party B's rights in relation to a
                                        failure by the other to pay the full
                                        amount of a Floating Amount calculated
                                        in accordance with paragraphs 5.1(a) or
                                        5.2(a), as applicable, on a Floating
                                        Rate Payer Payment Date (including any
                                        right to designate an Early Termination
                                        Date in accordance with Section 6(a) of
                                        the Agreement).

6.    EXCHANGES

6.1   INITIAL EXCHANGE:

      Initial Exchange Date:            Closing Date

      Party A Initial Exchange Amount:  The A$ Equivalent of the Party B Initial
                                        Exchange Amount, being
                                        A$2,675,585,284.28

      Party B Initial Exchange Amount:  The Initial Invested Amount of the
                                        Relevant Notes on the Issue Date, being
                                        US$2,000,000,000.

                                        Notwithstanding Section 2(a)(ii) of the
                                        Agreement, Party A must pay the Party A
                                        Initial Exchange Amount to Party B by
                                        4.00pm (Sydney time) on the Initial
                                        Exchange Date and Party B must pay Party
                                        A the Party B Initial Exchange Amount by
                                        4.00pm (New York time) on the Initial
                                        Exchange Date. Section 2(a)(v) of the
                                        Agreement will not apply to the payments
                                        of the Initial Exchange Amounts.

6.2   INTERIM EXCHANGE:

      Interim Exchange Date:            Each Quarterly Distribution Date (other
                                        than the Final Exchange Date)

      Party A Interim Exchange Amount:  In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Class
                                        A-1 Principal Amount in relation to the
                                        Quarterly Distribution Date occurring on
                                        that Interim Exchange Date

      Party B Interim Exchange Amount:  In respect of an Interim Exchange Date means the A$ Class A-1 Principal Amount
                                        in relation to the Quarterly
                                        Distribution Date occurring on that
                                        Interim Exchange Date

6.3   FINAL EXCHANGE:

      Final Exchange Date:              Termination Date

      Party A Final Exchange Amount:    The US$ Equivalent of the A$ Class A-1
                                        Principal Amount in relation to the
                                        Quarterly Distribution Date which is the
                                        Final Exchange Date

      Party B Final Exchange Amount:    The A$ Class A-1 Principal Amount in
                                        relation to the Quarterly Distribution
                                        Date which is the Final Exchange Date

7.    EXCHANGE RATES:

      For the purpose of the
      definitions of "A$ EQUIVALENT"
      and "US$ EQUIVALENT":

      US$ Exchange Rate:                0.7475

8.    ACCOUNT DETAILS:

8.1   PAYMENTS TO PARTY A

      Account for payments in US$       The account notified in writing by Party
                                        A to Party B in accordance with Part
                                        5(3)(ii) of the Schedule to the
                                        Agreement

      Account for payments in A$        The account notified in writing by Party
                                        A to Party B in accordance with Part
                                        5(3)(i) of the Schedule to the Agreement

8.2   PAYMENTS TO PARTY B

      Account for payments in US$:      The account notified in writing by the
                                        Principal Paying Agent to Party A in
                                        accordance with Part 5(2)(ii) of the
                                        Schedule to the Agreement

      Account for payments in A$:       The account notified in writing by Party
                                        B to Party A in accordance with Part
                                        5(2)(i) of the Schedule to the Agreement

9.    NOTIFICATIONS TO PARTY A:         On or before the Determination Time in
                                        respect of each Quarterly Distribution
                                        Date the Manager must notify Party A in
                                        writing of:

                                        (a)   the A$ Class A-1 Principal Amount
                                              which the Manager has directed
                                              Party B to pay to Party A on that
                                              Quarterly Distribution Date
                                              pursuant to clause 10.7(a)(i) of
                                              the Series Supplement;

                                        (b)   the A$ Class A-1 Floating Payment
                                              in relation to that Quarterly
                                              Distribution Date;

                                        (c)   the amounts (if any) allocated to
                                              the Class

                                              A-1 Notes in respect of any
                                              Principal Charge-off or Principal
                                              Charge-off Reimbursement on the
                                              immediately preceding
                                              Determination Date in accordance
                                              with Conditions 7.9 and 7.10 of
                                              the Offered Note Conditions; and

                                        (d)   the A$ Class A-1 Unpaid Floating
                                              Payment (if any) in relation to
                                              that Quarterly Distribution Date.

10.   OFFICES:                          The Office of Party A for each
                                        Transaction is Sydney.

                                        The Office of Party B for each
                                        Transaction is Sydney.

11.   EARLY TERMINATION:                If an Early Termination Date is
                                        designated in respect of the
                                        Transaction:

                                        (a)   an amount with respect to that
                                              Early Termination Date and the
                                              Transaction must be calculated in
                                              accordance with Section 6(e)(i)(3)
                                              or Section 6(e)(ii), as
                                              applicable, independently of any
                                              other Transactions (as defined in
                                              the Agreement) (including any
                                              other Currency Swaps) and
                                              notwithstanding that there are
                                              other Terminated Transactions in
                                              relation to that Early Termination
                                              Date; and

                                        (b)   that amount (and any interest on
                                              it) must be paid in accordance
                                              with Section 6(d)(ii) in the
                                              Termination Currency specified in
                                              this Confirmation independently of
                                              amounts due by or to the payer in
                                              respect of other Terminated
                                              Transactions (and without set-off
                                              against amounts due to the payer
                                              under the Agreement or otherwise).

12.   TERMINATION CURRENCY:             US Dollars

13.   REPLACEMENT DEFINITIONS:          The definitions of "Prescribed Ratings"
                                        and "Prescribed Rating Period" in the
                                        Schedule to the Agreement are replaced
                                        in respect of this Transaction by the
                                        corresponding definitions set out in the
                                        attached Definitions Schedule.

14.   KNOW YOUR CUSTOMER                Subject to any confidentiality, privacy
                                        or general trust law obligations owed by
                                        Perpetual Trustee Company Limited to
                                        Noteholders and any applicable
                                        confidentiality or privacy laws, each
                                        party ("INFORMATION PROVIDER") agrees to
                                        provide any information and documents
                                        reasonably required by another party for
                                        that other party to comply with any
                                        applicable anti-money laundering or
                                        counter-terrorism financing laws
                                        including, without limitation, any laws
                                        imposing "know your customer" or other

                                        identification checks or procedures on a
                                        party, but only to the extent that such
                                        information is in the possession of, or
                                        otherwise readily available to, the
                                        Information Provider. Any party may
                                        decline to perform any obligation under
                                        the Transaction Documents to the extent
                                        that it forms the view, in its
                                        reasonable opinion, that notwithstanding
                                        that it has taken all reasonable steps
                                        to comply with such anti-money
                                        laundering or counter-terrorism
                                        financing laws, it is required to
                                        decline to perform those obligations
                                        under any such laws.

15.   COMPLIANCE WITH REGULATION        The Currency Swap Provider acknowledges
      AB                                and agrees that to the extent it agrees
                                        with the Manager that the Currency Swap
                                        Provider is "participating in the
                                        servicing function" in relation to the
                                        Series Trust within the meaning of Item
                                        1122 of Regulation AB, clauses 16.31(b)
                                        and (d) of the Series Supplement will
                                        apply to this Agreement as if references
                                        to "the Servicer" in those clauses were
                                        references to the Currency Swap Provider
                                        and the definition of "Subcontractor" in
                                        clause 1.1 of the Series Supplement will
                                        be construed accordingly.

16.   AMENDMENTS TO THE SCHEDULE        The Schedule to the Agreement is amended
                                        with respect to this Transaction as set
                                        out in the attached Amendments Schedule.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of
COMMONWEALTH BANK
OF AUSTRALIA ABN 48 123 123 124

By:
    (Authorised Officer)

Name:

Title:

CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:    CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of                      SIGNED for and on behalf of
PERPETUAL TRUSTEE                                SECURITISATION ADVISORY SERVICES PTY.
COMPANY LIMITED ABN 42 000 001 007               LIMITED ABN 88 064 133 946
as trustee of the Medallion Trust Series
2006-1G

By:                                                  By:
       (Authorised Officer )                             (Authorised Officer)

Name:                                                Name:

Title:                                               Title:

DEFINITIONS SCHEDULE

In this Confirmation and in the Agreement to the extent that it relates to the
Series Trust, unless the context otherwise requires:

"A$ CLASS A-1 UNPAID FLOATING PAYMENT" means in relation to a Quarterly
Distribution Date the amount available to be allocated towards payment to Party
A in respect of A$ Class A-1 Unpaid Floating Amounts on that Quarterly
Distribution Date in accordance with clause 10.3(j)(i) of the Series Supplement determined on the basis that all amounts allocated towards payment of A$ Class
A-1 Floating Amounts and A$ Class A-1 Unpaid Floating Amounts pursuant to clause
10.3(j)(i) of the Series Supplement are allocated first towards payment of A$
Class A-1 Floating Amounts and then, once the A$ Class A-1 Floating Amounts are paid in full, towards payment of A$ Class A-1 Unpaid Floating Amounts.

"AUD-BBR-BBSW" in relation to an Accrual Period means the rate appearing at approximately 10.00 am Sydney time on the Rate Set Date for that Accrual Period on the Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of three months. If:

(a)     on the Rate Set Date fewer than 4 banks are quoted on the Reuters Screen page "BBSW"; or

(b)     for any other reason the rate for that Rate Set Date cannot be determined in accordance with the foregoing procedures,

then "AUD-BBR-BBSW" means such rate as is specified by the Manager having regard to comparable indices then available.

"DETERMINATION TIME" in relation to a Quarterly Distribution Date means on or about 11.00am Sydney time 1 Business Day prior to that Quarterly Distribution
Date.

"OFFERED NOTE CONDITIONS" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"OFFERED NOTE TRUST DEED" means the Offered Note Trust Deed dated on or about the date of this Confirmation between Party B, the Manager and the Relevant Note
Trustee.

"PRESCRIBED RATING PERIOD" means in relation to the credit ratings assigned by the Rating Agencies to Party A:

(a)     a period of 30 Business Days from the date when a credit rating assigned by a Rating Agency to Party A is less than the relevant Prescribed
        Rating but greater than or equal to:

        (i)     by S&P, a short term credit rating of A-1;

        (ii)    by Fitch, a short term credit rating of F2 or a long term credit rating of BBB+; and

        (iii)   by Moody's, a short term credit rating of P-1 and a long term credit rating of A3; or

(b)     a period of 5 Business Days from the date when a credit rating assigned by a Rating Agency to Party A is less than:

        (i)     by S&P, a short term credit rating of A-1;

        (ii)    by Fitch, a short term credit rating of F2 or a long term credit rating of BBB+; and

        (iii)   by Moody's, a short term credit rating of P-1 and a long term credit rating of A3;

"PRESCRIBED RATINGS" means:

(a)     by S&P, a short term credit rating of A-1+;

(b)     by Fitch, a short term credit rating of F1 and a long term credit rating of A+; and

(c)     by Moody's, a short term credit rating of P-1 and a long term credit rating of A2.

"QUARTERLY DISTRIBUTION DATE" has the same meaning as in the Series Supplement.

"RELEVANT CALCULATION AMOUNT" means the Calculation Amount referred to in paragraph 5.1 of this Confirmation.

"RELEVANT NOTES" means the Class A-1 Notes issued by the Trustee under the
Offered Note Trust Deed.

"RELEVANT NOTEHOLDERS" means the Class A-1 Noteholders as that term is defined in the Offered Note Trust Deed.

"RELEVANT NOTE TRUSTEE" means The Bank of New York or, if The Bank of New York is removed or retires as the trustee for the Offered Noteholders, any person appointed from time to time in its place in accordance with the Offered Note
Trust Deed.

"SCHEDULED MATURITY DATE" has the same meaning as in the Series Supplement.

"SECURITY TRUST DEED" means the Security Trust Deed dated on or 3 March 2006 between Party B, the Manager, the Relevant Note Trustee and P.T. Limited ABN 67
004 454 666.

"SERIES SUPPLEMENT" means the Series Supplement dated on or 3 March 2006 between
Party A, Homepath Pty Limited ABN 35 081 986 530, Party B and the Manager.

Terms defined in the Offered Note Conditions have the same meaning in this
Confirmation unless otherwise defined in this Confirmation.

AMENDMENTS SCHEDULE

Part 5(22)(a) of the Schedule to the Agreement is deleted and replaced with the following:

"(a)    (DOWNGRADE): If, as a result of the reduction or withdrawal of the credit rating of Party A, Party A is assigned a credit rating by a
        Rating Agency less than the relevant Prescribed Rating, Party A must by the expiry of the Prescribed Rating Period in relation to the credit ratings assigned by the Rating Agencies to Party A at that time (or such greater period as is agreed to in writing by each relevant Rating
        Agency), at its cost alone and at its election:

        (i)     provided that the short term credit rating by S&P is greater than or equal to A-1 or the long term credit rating by S&P is greater than or equal to A-, lodge collateral in accordance with the Credit Support Annex in an amount equal to the Collateral
                Amount as defined in Part 5(22)(b) of this Schedule;

        (ii)    enter into an agreement novating Party A's rights and
                obligations under this Agreement and each Transaction to a replacement counterparty acceptable to the Manager and which the
                Rating Agencies confirm in writing will not result in a
                reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; or

        (iii)   enter into such other arrangements in respect of each
                Transaction which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes,

        provided that Party A may not elect to lodge the amounts under paragraph
        (i) above if and while it ceases to have a short term credit rating of at least F2 by Fitch or a long term credit rating of at least BBB+ by
        Fitch.

        Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(22)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Part 5(22)(a) (but will not be entitled to any additional grace period in relation to such a variation)."